UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2022

NEOGEN CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-17988	38-2367843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Lesher Place Lansing, Michigan	48912
(Address of principal executive offices)	(Zip Code)

517-372-9200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.16 par value per share	NEOG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, in connection with the completion on September 1, 2022 of the combination of Neogen Corporation (“Neogen” or the “Company”) with the food safety business of 3M Company (“3M”) in a Reverse Morris Trust transaction (the “Transaction”), Neogen and 3M agreed to complete the process required to appoint two (2) individuals selected by 3M in accordance with the Agreement and Plan of Merger, dated as of December 13, 2021, by and among Neogen, Nova RMT Sub, Inc., 3M and Garden SpinCo Corporation (as amended or otherwise modified, the “Merger Agreement”), and Neogen agreed to appoint such individuals to its board of directors, as promptly as practicable following the consummation of the Transaction.

On September 2, 2022, the Neogen board of directors (the “Board”) increased the size of the Board from eight to ten directors and appointed Jeffrey Capello to the Board to serve as a Class I director and Aashima Gupta to the Board to serve as a Class III director.

Under the Merger Agreement, Neogen will be required to include Ms. Gupta (or any individual designated as a replacement director by 3M in accordance with the Merger Agreement) in the Company’s slate of nominees to be recommended by the Board for election at the annual meeting of Neogen shareholders when Class III directors are to be elected in 2023. Other than the Merger Agreement, there is no arrangement or understanding between either Mr. Capello or Ms. Gupta and any other persons pursuant to which they were selected to be a director of the Company.

Mr. Capello and Ms. Gupta will receive benefits consistent with those received by non-employee directors, including director compensation as described in the Company’s most recent proxy statement, and indemnification as provided in the Company’s articles of incorporation and bylaws (each, as amended).  There are no transactions in which either Mr. Capello or Ms. Gupta has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neogen Corporation

Date: September 9, 2022	By:	/s/ Amy M. Rocklin
Name: Amy M. Rocklin
Title: Vice President, General Counsel and Corporate Secretary